UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
October 27, 2022
Date of Report (Date of earliest event reported)
AVERY DENNISON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7685	95-1492269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8080 Norton Parkway
Mentor, Ohio	44060
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (440) 534-6000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1 par value	AVY	New York Stock Exchange
1.25% Senior Notes due 2025	AVY25	Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 — Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On October 27, 2022, upon the recommendation of its Governance Committee, the Board of Directors (the “Board”) of Avery Dennison Corporation, a Delaware corporation (the “Company”), appointed William R. Wagner to the Board, effective on that date. Mr. Wagner has not yet been appointed to serve on any committees of the Board.

In connection with his appointment and in accordance with the Company’s equity compensation program for non-employee directors, on October 27, 2022, Mr. Wagner received a prorated equity award consisting of 510 restricted stock units (“RSUs”), which will vest in full on the first anniversary of the grant date. In addition, Mr. Wagner will be eligible to participate in the Company’s non-employee director compensation program as described in the Company’s proxy statement filed with the Securities and Exchange Commission on March 10, 2022.

A copy of the press release announcing Mr. Wagner’s appointment to the Board is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Exhibit Title

99.1	Press Release, dated October 31, 2022, announcing appointment of William R. Wagner to the Board of Directors of Avery Dennison Corporation.

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Press Release, dated October 31, 2022, announcing appointment of William R. Wagner to the Board of Directors of Avery Dennison Corporation.

104	Cover Page Interactive Date File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVERY DENNISON CORPORATION

Date: October 31, 2022	By:	/s/ Mitchell R. Butier
Name: Mitchell R. Butier Title: Chairman and Chief Executive Officer